HIGH INCOME
                              ---------------------
                              Opportunity Fund Inc.

                                   [GRAPHIC]

                                                               Quarterly Report
                                                               December 31, 1999

                                   [PHOTO]        [PHOTO]

                                   HEATH B.       JOHN C.
                                   MCLENDON       BIANCHI, CFA

                                   Chairman       Vice President

High Income
Opportunity
Fund Inc.

Dear Shareholder:

We are pleased to provide the quarterly report for the High Income Opportunity Fund Inc. ("Fund") for the three months ended December 31, 1999. Any discussion of the Fund's holdings is as of December 31, 1999. Please refer to pages 6 through 18 for the Fund's holdings. Over the past three months, the Fund paid income dividends totaling $0.25 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its December 31, 1999 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.(1)

           Price                 Annualized          Three-Month
         Per Share          Distribution Rate(2)     Total Return
        ------------        --------------------     -------------
        $10.49 (NAV)                9.61%                3.31%
        $8.50 (NYSE)               11.86%               (4.14)%

The Fund generated a return based on NAV of 3.31% for the past three months. These results were better than the three-month average total return of 2.83% for non-leveraged, closed-end, high yield bond funds as reported by Lipper, Inc., an independent mutual fund performance tracking organization. Of course past performance is not an indication of future results.

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (total net assets) is divided by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund had invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.

(2) Total returns are based on changes in NAV or the market value and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.084 for twelve months. This rate is as of January 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

The weakness in the price of bonds and closed-end bond funds over the past year is of particular concern to shareholders and management alike of the High Income Opportunity Fund. Even as the Fund continued to provide investors with a consistent monthly income, the market price suffered considerably. This resulted, in our opinion, from a combination of several factors. During this period, the prices of bonds moved lower as interest rates rose amid concern over potential Federal Reserve Board ("Fed") action to slow the nation's surprisingly robust economic growth. In addition, the excitement surrounding the returns being generated in some sectors of the stock market drew investor interest and money away from bonds. Finally, heavy tax-loss selling that began in the second half of the year and accelerated in the final months of 1999 led to a significant decline in the market price of the Fund.

The Fund's Board of Directors, concerned about this price weakness and its impact on investors, is taking concrete steps to improve the stock price. On Tuesday, October 19, 1999, the Board of Directors approved a plan to repurchase the Fund's common stock shares. These shares are purchased on the New York Stock Exchange at market prices and then retired. Over time, a share repurchase program will reduce the number of shares outstanding and may increase both the stock price and the net asset value per share of the Fund by increasing the demand for the Fund's shares. As of December 31, 1999, the Fund had repurchased 1,049,900 shares totaling $9,148,055 at an average price of $8.71 per share. By January 31, 2000, the Fund had repurchased 2,346,200 shares totaling $20,793,000 at an average price of $8.84. At the same time, as you will read later on in this letter, we continue to seek to provide investors with a strong and consistent income stream earned from portfolio operations.

We were encouraged by the Fund's results over the past three months because our relatively more conservative credit strategy enabled us to perform well relative to our benchmark despite difficult market conditions. We believe our general cautiousness was warranted because of the increasing volatility in the financial markets during this period. And while no guarantees can be given, we believe that the high yield bond market may be competitively valued at current levels and that we are in a good position to take advantage of any economic or market dislocations that may occur in the coming months.

Market and Economic Overview

During the fourth quarter of 1999, the U.S. bond market continued to suffer as a result of investor concerns over strong economic growth, potentially higher inflation and a more restrictive Fed monetary policy. In fact, in 1999 the Fed raised short-term interest rates three times for a total of 75 basis points (0.75%) in an effort to help control economic growth and contain inflation.(3)

----------
(3) On Wednesday, February 2, 2000 after this letter was written, the Fed raised interest rates 0.25% to 5.75%.

--------------------------------------------------------------------------------
2                                          1999 Quarterly Report to Shareholders

During the period, the high yield bond market posted total returns in the 1.50% to 2.25% range. Also, the high yield bond market reacted positively to buoyant economic conditions and strong stock market performance. Given the strength in the U.S. and global economies, we would not be surprised if the Fed increased short-term interest rates a little more in early 2000. However, we believe that the worst of the bond market decline may be behind us and, although no assurances can be made, we would expect better performance from the bond market sometime in 2000.

1999 turned out to be one of the worst years in bond market history in terms of performance. With the dramatic increase in overall interest rates, the high yield bond market was able to generate only modestly positive total returns as the high current yields offered offset price declines.

Portfolio Strategy

During 1999, we continued to add to our basic industry positions on the assumption that stronger economic growth would benefit a number of the industrial segments of the economy. We also maintained healthy weightings in the fast-growing telecommunications, cable and media sectors. The strongest-performing industry sectors in the high yield market during 1999 were in basic materials such as forest products, metals, mining, etc., chemicals as well as cable and media, and telecommunications. The worst-performing sectors included restaurants, health care, textile and apparel. Some of the Fund's better-performing investments included:

      o     Tembec, a paper and forest products company

      o     Nextel, a fast-growing wireless communications company

      o     NEXTLINK, a fast-growing telecommunications company

      o     PSINet, a major Internet telecommunications company

Our portfolio repositioning over the first half of the year benefited our performance in the second half of 1999. Moreover, our continued emphasis on better-quality issues and our increased emphasis on basic industry issues contributed to our relative outperformance versus our peer group.

As we have mentioned in prior reports, during the first half of 1999, the higher-quality issues actually did not perform as well as lower-quality issues by a meaningful margin because of their higher sensitivity to rising U.S. Treasury rates. Given our relatively higher-quality orientation versus our peer group, our return performance was negatively impacted in the first half of 1999. We especially lagged our high yield peer group since a number of our high yield fund competitors emphasized a combination of lower-quality issues, emerging market debt as well as common and preferred stock. During the second half of 1999, we


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3
witnessed a sharp reversal of these trends. Lower-quality issues dramatically underperformed in the second half of 1999 due to rising default rates.

We do not attribute rising defaults in the high yield bond market to a deteriorating economy. We believe instead that rising defaults may be a natural fallout from the massive amount of new issuance in the past three years when a great deal of merger and acquisition activity took place. A number of defaults are occurring among the less viable companies that are simply not competitive in today's more challenging economic environment. Given our quality orientation, we did not have any defaults in the Fund in 1999. We have and will continue to maintain style purity in our funds with a meaningful emphasis on better-quality issues. We believe this is not the time to get reckless with respect to credit risk.

We have also pruned underperforming companies and selectively raised our exposure to improving credits during the period. We plan on selectively adding attractively priced credits in an effort to add more balance. In terms of quality, we have been increasing our exposure to the middle-B-rated segment of the market where we have continued to find attractive yields. We believe that in a period of rising rates, a yield-oriented strategy may be prudent.

Conclusion

We expect a continuation of solid economic growth with only a modest upward bias to inflation. We think both the stock market as well as the high yield bond market should do better than U.S. Treasuries. In addition, we will continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel where conditions appear to be improving.

Longer term, we remain positive on the high yield market and, while no guarantees can be given, we expect relatively stronger total return performance over the next six to twelve months. Should you have any questions about your investment in the High Income Opportunity Fund Inc., please call PFPC Global Fund Services at (800) 331-1710.

Sincerely,


/s/ Heath B. McLendon     /s/ John C. Bianchi
Heath B. McLendon         John C. Bianchi, CFA
Chairman                  Vice President

January 15, 2000


--------------------------------------------------------------------------------
4                                          1999 Quarterly Report to Shareholders

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), formerly known as First Data Investor Services Group, Inc., will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 30. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT++         RATING(a)                          SECURITY                                                      VALUE
================================================================================================================================

CORPORATE BONDS AND NOTES -- 95.6%

Aerospace -- 0.3%
        2,005,000       B-         Dunlop Standard Aerospace, Sr. Notes,
                                      11.875% due 5/15/09+                                                          $  2,065,150
--------------------------------------------------------------------------------------------------------------------------------
Airlines -- 1.2%
       10,080,000 BB               Airplanes Pass-Through Trust, Collateralized Mortgage
                                      Obligation, Series 1, Class D, 10.875% due 3/15/19                               8,725,349
--------------------------------------------------------------------------------------------------------------------------------
Aluminium -- 1.5%
                                   Kaiser Aluminium Chemical Corp.:
          850,000       B1*          Series B, Sr. Notes, 10.875% due 10/15/06                                           858,500
          755,000       B1*          Series D, Sr. Notes, 10.875% due 10/15/06                                           765,381
        9,175,000       B3*          Sr. Sub. Notes, 12.750% due 2/1/03                                                9,197,938
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,821,819
--------------------------------------------------------------------------------------------------------------------------------
Apparel -- 0.1%
          930,000       B-         Tropical Sportswear International Corp., Series A,
                                      Company Guaranteed, 11.000% due 6/15/08                                            895,125
--------------------------------------------------------------------------------------------------------------------------------
Auto Parts: O.E.M.-- 1.3%
        4,390,000       B          Collins & Aikman Products Co., Company Guaranteed,
                                      11.500% due 4/15/06                                                              4,346,100
        1,355,000       B          Dura Operating Corp., Series B, Company Guaranteed,
                                      9.000% due 5/1/09                                                                1,277,088
                                   Hayes Lemmerz International Inc., Company Guaranteed:
        1,160,000       B            11.000% due 7/15/06                                                               1,220,900
        1,195,000       B            8.250% due 12/15/08                                                               1,099,400
        1,735,000       B+         Tenneco Automotive Inc., Sr. Sub. Notes,
                                      11.625% due 10/15/09+                                                            1,776,206
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       9,719,694
--------------------------------------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.3%
        2,615,000       B1*        Exide Corp., Sr. Notes, 10.000% due 4/15/05                                         2,523,475
--------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 0.7%
        3,955,700       NR         AMFM Operating, Inc., Debentures,
                                      12.625% due 10/31/06                                                             4,549,055
          890,000       B          Capstar Broadcasting Partners, Inc., Sr. Discount Notes,
                                      step bond to yield 11.002% due 2/1/09                                              787,650
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       5,336,705
--------------------------------------------------------------------------------------------------------------------------------
Building Products -- 1.8%
        1,945,000       B          Amatek Industries Property Ltd., Sr. Sub. Notes,
                                      12.000% due 2/15/08                                                              1,867,200
        2,020,000       B          Atrium Companies Inc., Series B, Company Guaranteed,
                                      10.500% due 5/1/09                                                               1,979,600
        1,600,000       B          NCI Building Systems, Inc., Series B, Sr. Sub. Notes,
                                      9.250% due 5/1/09                                                                1,520,000

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT++         RATING(a)                          SECURITY                                                      VALUE
================================================================================================================================

Building Products -- 1.8% (continued)
                                   Nortek, Inc., Series B, Sr. Notes:
        3,420,000       B+           9.250% due 3/15/07                                                             $  3,351,600
        4,265,000       B+           9.125% due 9/1/07                                                                 4,137,050
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      12,855,450
--------------------------------------------------------------------------------------------------------------------------------
Cable Television -- 11.7%
                                   Adelphia Communications Corp., Sr. Notes:
        1,790,000       BB-          8.375% due 11/15/17                                                               1,611,000
        5,520,000       B+           Series B, 9.875% due 3/1/07                                                       5,602,800
                                   Century Communications Corp.:
        7,765,000       BB-          Series B, Sr. Discount Notes, step bond to yield
                                        10.170% due 1/15/08                                                            3,455,425
        1,640,000       BB-          Sr. Discount Notes, step bond to yield
                                        10.960% due 1/15/08+                                                             729,800
          700,000       BB-           Sr. Notes, 9.750% due 2/15/02                                                      707,000
        4,570,000       B+         Charter Communications Holdings Capital LLC, Sr.
                                      Discount Notes, step bond to yield 9.920% due 4/1/11                             2,696,300
                                   CSC Holdings Inc., Sr. Sub. Debentures:
           80,000       BB-          9.875% due 2/15/13                                                                   84,000
        5,525,000       BB-          10.500% due 5/15/16                                                               6,160,375
        1,900,000 GBP   B-         Diamond Holdings PLC, Company Guaranteed,
                                      10.000% due 2/1/08                                                               3,036,516
        4,620,000       B          Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09                                    4,643,100
        1,000,000       B+         Insight Midwest Corp., Sr. Notes, 9.750% due 10/1/09                                1,040,000
                                   NTL Inc.:
        6,485,000       B-           Series B, Sr. Notes, 11.500% due 10/1/08                                          7,052,438
        8,000,000 EUR   B-           Sr. Discount Notes, 5.430% due 11/15/09+                                          4,715,080
        2,505,000       B-         RCN Corp., Sr. Discount Notes, step bond to yield
                                      11.461% due 10/15/07                                                             1,797,338
        7,260,000       BB-        Rogers Cablesystems, Ltd., Company Guaranteed,
                                      11.000% due 12/1/15                                                              8,203,800
        3,650,000       B+         TeleWest Communications PLC, Sr. Notes,
                                      11.250% due 11/1/08                                                              3,996,750
       27,880,000       B          United International Holdings, Inc., Sr. Discount Notes,
                                      step bond to yield 11.176% due 2/15/08                                          17,843,200
       22,000,000       B          United Pan Europe Communications NV, Series B,
                                      Sr. Discount Notes, step bond to yield
                                      12.500% due 8/1/04                                                              12,650,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      86,024,922
--------------------------------------------------------------------------------------------------------------------------------
Casinos/Gambling -- 2.3%
          705,000       BB+        Circus Circus Enterprises Inc., Sr. Sub. Debentures,
                                      7.625% due 7/15/13                                                                 608,062
        3,725,000       B          Harveys Casino Resorts, Sr. Sub. Notes,
                                      10.625% due 6/1/06                                                               3,822,781

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT++         RATING(a)                          SECURITY                                                      VALUE
================================================================================================================================

Casinos/Gambling  -- 2.3% (continued)
                                   Hollywood Casino:
          850,000       B            1st Mortgage Notes, 13.000% due 8/1/06+                                        $    913,750
        3,185,000       B            Company Guaranteed, 11.250% due 5/1/07                                            3,328,325
        1,450,000       NR         Jazz Casino Co. LLC, Sr. Sub. Notes,
                                      5.867% due 11/15/09                                                                826,500
                                   Sun International Hotels, Company Guaranteed:
        2,110,000       Ba3*         9.000% due 3/15/07                                                                2,036,150
        2,645,000       Ba3*         8.625% due 12/15/07                                                               2,486,300
                                   Venetian Casino, Company Guaranteed:
        2,510,000       B-           12.250% due 11/15/04                                                              2,196,250
        1,365,000       CCC+         14.250% due 11/15/05                                                                887,250
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      17,105,368
--------------------------------------------------------------------------------------------------------------------------------
Chemicals - Major -- 1.3%
                                   Huntsman Corp.:
       17,800,000       B+            Sr. Discount Notes, 12.570% due 12/31/09+                                        5,362,250
        3,880,000       B+            Sr. Sub. Notes, 10.125% due 7/1/09+                                              4,015,800
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       9,378,050
--------------------------------------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 1.0%
          880,000       BB-        Georgia Gulf Corp., Sr. Sub. Notes,
                                      10.375% due 11/1/07                                                                921,800
                                   Lyondell Chemical Co., Sr. Secured Notes:
        1,685,000       BB           Series A, 9.625% due 5/1/07                                                       1,735,550
        2,665,000       BB           Series B, 9.875% due 5/1/07                                                       2,764,938
        1,940,000       B          ZSC Specialty Chemical PLC, Company Guaranteed,
                                      11.000% due 7/1/09+                                                              2,017,600
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       7,439,888
--------------------------------------------------------------------------------------------------------------------------------
Coal Mining -- 0.6%
        4,750,000       Caa*       AEI Resources, Inc., Company Guaranteed,
                                      10.500% due 12/15/05+                                                            3,372,500
        1,000,000       B          P&L Coal Holdings Corp., Series B, Company Guaranteed,
                                      9.625% due 5/15/08                                                                 975,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,347,500
--------------------------------------------------------------------------------------------------------------------------------
Construction/AG Equipment/Trucks -- 0.5%
        3,775,000       B          Columbus McKinnon Corp., Company Guaranteed,
                                      8.500% due 4/1/08                                                                3,265,375
--------------------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.4%
        2,690,000       B          AEP Industries Inc., Sr. Sub. Notes,
                                      9.875% due 11/15/07                                                              2,609,300
        5,500,000 EUR   B1*        BSN Financing Co., Company Guaranteed,
                                      10.250% due 8/1/09                                                               5,735,169
        1,195,000       B          BWAY Corp., Company Guaranteed,
                                      10.250% due 4/15/07                                                              1,199,481

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT++         RATING(a)                          SECURITY                                                      VALUE
================================================================================================================================

Containers/Packaging -- 3.4% (continued)
        3,250,000       B          Huntsman Packaging Corp., Company Guaranteed,
                                      9.125% due 10/1/07                                                            $  3,152,500
        6,285,000       B          Stone Container Finance Corp., Company Guaranteed,
                                      11.500% due 8/15/06+                                                             6,701,381
        2,950,000       B-         Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                                      10.500% due 9/1/03                                                               2,824,625
                                   Tekni-Plex Inc., Series B:
          300,000       B-           Company Guaranteed, 9.250% due 3/1/08                                               304,500
        2,435,000       B-           Sr. Sub. Notes, 11.250% due 4/1/07                                                2,635,887
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      25,162,843
--------------------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 1.7%
                                   Parker Drilling Co.:
          595,000       B-           5.500% due 8/1/04                                                                   416,500
        1,655,000       B+           Company Guaranteed, Series D, 9.750% due 11/15/06                                 1,634,313
        3,490,000       BB         Pride International, Inc., Sr. Notes, 10.000% due 6/1/09                            3,568,525
        3,375,000       Ba3*       R&B Falcon Co., Sr. Notes, 12.250% due 3/15/06                                      3,737,813
        3,095,000       BB-        RBF Finance Corp., Company Guaranteed,
                                      11.375% due 3/15/09                                                              3,350,337
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      12,707,488
--------------------------------------------------------------------------------------------------------------------------------
Discount Stores -- 1.3%
        6,370,000       B+         Ames Department Stores, Inc., Sr. Notes,
                                      10.000% due 4/15/06                                                              6,306,300
        2,900,000       BB+        KMart Corp., Debentures, 12.500% due 3/1/05                                         3,280,625
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       9,586,925
--------------------------------------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.5%
        4,950,000       B2*        Intertek Finance PLC, Series B, Company Guaranteed,
                                      10.250% due 11/1/06                                                              4,628,250
        6,675,000       B-         Outsourcing Solutions Inc., Series B, Sr. Sub. Notes,
                                      11.000% due 11/1/06                                                              6,408,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      11,036,250
--------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.3%
                                   Amresco, Inc., Sr. Sub. Notes:
        1,850,000       CCC-         Series 97-A, 10.000% due 3/15/04                                                  1,110,000
        1,890,000       CCC-         Series 98-A, 9.875% due 3/15/05                                                   1,134,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,244,000
--------------------------------------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.9%
        2,050,000       B-         Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09+                                    2,162,750
        4,475,000       B+         Park-Ohio Industries, Inc., Sr. Sub. Notes,
                                      9.250% due 12/1/07                                                               4,340,750
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,503,500
--------------------------------------------------------------------------------------------------------------------------------
Drugs - Generic -- 1.4%
       10,535,000       BB         ICN Pharmaceuticals Inc., Series B, Sr. Notes,
                                      9.250% due 8/15/05                                                              10,403,313
--------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT++         RATING(a)                          SECURITY                                                      VALUE
================================================================================================================================

Electronic Components -- 0.6%
        4,051,000       B+         Celestica International Inc., Sr. Sub. Notes,
                                      10.500% due 12/31/06                                                          $  4,288,996
--------------------------------------------------------------------------------------------------------------------------------
Engineering & Construction -- 0.9%
        1,285,000       NR         American Plumbing & Mechanical, Inc.,
                                      Company Guaranteed, 11.625% due 10/15/08+                                        1,220,750
        3,830,000       B          Group Maintenance America Corp.,
                                      Company Guaranteed, 9.750% due 1/15/09                                           3,810,850
        1,700,000       BB-        Integrated Electrical Services, Inc., Series B,
                                      Sr. Sub. Notes,  9.375% due 2/1/09+                                              1,687,250
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,718,850
--------------------------------------------------------------------------------------------------------------------------------
Environmental Services -- 2.9%
       17,615,000       B+         Allied Waste Corp., Sr. Sub. Notes, 10.000% due 8/1/09+                            15,765,425
        1,670,000       B+         IT Group, Inc., Series B, Company Guaranteed,
                                      11.250% due 4/1/09                                                               1,613,637
        3,870,000       B+         URS Corp., Series B, Sr. Sub. Notes, 12.250% due 5/1/09                             4,073,175
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      21,452,237
--------------------------------------------------------------------------------------------------------------------------------
Food Distributors -- 1.9%
        2,625,000       B-         Agrilink Foods Inc., Company Guaranteed,
                                      11.875% due 11/1/08                                                              2,598,750
        6,615,000       B2*        Carrols Corp., Company Guaranteed, 9.500% due 12/1/08                               6,085,800
        2,535,000       B-         Premier International Foods PLC, Sr. Notes,
                                      12.000% due 9/1/09                                                               2,535,000
        3,195,000       B          SC International Services, Inc., Series B, Company
                                      Guaranteed, 9.250% due 9/1/07                                                    2,887,481
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      14,107,031
--------------------------------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 1.3%
        4,575,000       B-         B&G Foods Inc., Company Guaranteed,
                                      9.625% due 8/1/07                                                                4,083,188
        7,075,000       B          Imperial Holly Corp., Company Guaranteed,
                                      9.750% due 12/15/07                                                              5,129,375
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       9,212,563
--------------------------------------------------------------------------------------------------------------------------------
Forest Products -- 1.0%
        4,955,000       B          Ainsworth Lumber Co. Ltd., Sr. Notes,
                                      12.500% due 7/15/07                                                              5,462,888
        2,070,000       B+         Millar Western Forest, Sr. Notes, 9.875% due 5/15/08                                2,070,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       7,532,888
--------------------------------------------------------------------------------------------------------------------------------
Home Furnishing -- 0.3%
        2,130,000       B          Falcon Products, Inc., Series B, Company Guaranteed,
                                      11.375% due 6/15/09                                                              2,044,800
--------------------------------------------------------------------------------------------------------------------------------
Homebuilding -- 0.5%
        4,280,000       BB-        U.S. Home Corp., Sr. Sub. Notes, 8.875% due 2/15/09                                 3,852,000
--------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT++         RATING(a)                          SECURITY                                                      VALUE
================================================================================================================================

Hospital/Nursing Management -- 2.0%
                                   Fresenius Medical Care Capital Trust I, Company
                                      Guaranteed, Trust Preferred Securities:
        3,575,000       Ba3*           9.000% due 12/1/06                                                           $  3,440,938
        2,095,000       Ba3*           7.875% due 2/1/08                                                               1,911,688
       11,530,000       B-         Magellan Health Services, Inc., Sr. Sub. Notes,
                                     9.000% due 2/15/08                                                                9,339,300
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      14,691,926
--------------------------------------------------------------------------------------------------------------------------------
Hotel/Resort -- 1.6%
        1,765,000       B-         Courtyard By Marriott II LP, Series B,
                                      Sr. Notes, 10.750% due 2/1/08                                                    1,729,700
        5,205,000       BB         HMH Properties, Inc., Sr. Notes, Series C,
                                      8.450% due 12/1/08                                                               4,840,650
        4,890,000       B+         Intrawest Corp., Sr. Notes, 9.750% due 8/15/08+                                     4,816,650
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      11,387,000
--------------------------------------------------------------------------------------------------------------------------------
Insurance - Multi-Line -- 0.4%
        4,175,000       B          Veritas Capital Trust, Company Guaranteed, Trust
                                      Preferred Securities, 10.000% due 1/1/28                                         3,141,687
--------------------------------------------------------------------------------------------------------------------------------
Insurance - Specialty -- 0.3%
        5,500,000       Caa*       SIG Capital Trust I, Company Guaranteed, Trust Preferred
                                      Securities, 9.500% due 8/15/27                                                   2,213,750
--------------------------------------------------------------------------------------------------------------------------------
Internet Services -- 4.5%
        1,705,000       Caa*       Cybernet Internet Services International,
                                      14.000% due 7/1/09@                                                              1,483,350
                                   Exodus Communications Inc., Sr. Notes:
        3,595,000       B-           10.750% due 12/15/09                                                              3,657,913
        2,000,000 EUR   B-           10.750% due 12/15/09                                                              2,060,328
                                   PSINet Inc., Sr. Notes:
        4,840,000       B-           11.500% due 11/1/08                                                               5,082,000
        4,725,000       B-           11.000% due 8/1/09                                                                4,890,375
        1,375,000 EUR   B-           11.000% due 8/1/09                                                                1,423,403
        5,675,000       NR         Splitrock Services, Inc., Series B, Company Guaranteed,
                                      11.750% due 7/15/08                                                              5,277,750
                                   Verio Inc., Sr. Notes:
        3,545,000       B-           11.250% due 12/1/08                                                               3,739,975
        3,530,000       B-           10.625% due 11/15/09+                                                             3,627,075
        2,605,000       CCC+       WAM!NET Inc., Series B, Company Guaranteed,
                                      step bond to yield 12.812% due 3/1/05                                            1,517,413
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      32,759,582
--------------------------------------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 1.5%
        2,030,000       B-         AMC Entertainment, Inc., Sr. Sub. Notes,
                                      9.500% due 2/1/11                                                                1,791,475
        2,790,000       B-         Premier Parks Inc., Sr. Discount Notes, step bond to yield
                                      10.778% due 4/1/08                                                               1,897,200

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT++         RATING(a)                          SECURITY                                                      VALUE
================================================================================================================================

Leisure/Movies/Entertainment -- 1.5% (continued)
        7,425,000       B-         SFX Entertainment, Inc., Series B, Company Guaranteed,
                                      9.125% due 2/1/08                                                             $  7,035,187
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      10,723,862
--------------------------------------------------------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.5%
        3,812,000       B-         Alvey Systems, Inc., Sr. Sub. Notes, 11.375% due 1/31/03                            3,945,420
--------------------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.3%
        2,045,000       B-         Hanger Orthopedic Group, Inc., Sr. Sub. Notes,
                                      11.250% due 6/15/09                                                              2,116,575
--------------------------------------------------------------------------------------------------------------------------------
Metals/Minerals - Other -- 0.3%
        2,700,000       B-         Haynes International, Inc., Sr. Notes, 11.625% due 9/1/04                           2,234,250
--------------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 0.1%
          790,000       B3*        Key Plastics, Inc., Series B, Sr. Sub. Notes,
                                      10.250% due 3/15/07                                                                371,300
--------------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.5%
        3,865,000       B-         Triarc Consumer Beverage, Sr. Sub. Notes,
                                      10.250% due 2/15/09+                                                             3,700,737
--------------------------------------------------------------------------------------------------------------------------------
Newspapers -- 0.5%
        4,295,000       B+         Garden State Newspapers, Inc., Sr. Sub. Notes,
                                      8.625% due 7/1/11                                                                3,913,819
--------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 2.3%
                                   Belco Oil & Gas Corp., Series B:
        1,200,000       B1*          Company Guaranteed, 10.500% due 4/1/06                                            1,227,000
        2,195,000       B1*          Sr. Sub. Notes, 8.875% due 9/15/07                                                2,107,200
        2,375,000       B          Canadian Forest Oil Ltd., Company Guaranteed,
                                      8.750% due 9/15/07                                                               2,274,063
          765,000       B          Chesapeake Energy Corp., Series B, Company Guaranteed,
                                      9.625% due 5/1/05                                                                  726,750
        6,350,000       B          Clark USA Inc., Series B, Sr. Notes, 10.875% due 12/1/05                            2,857,500
        1,835,000       B          Forest Oil Corp., Company Guaranteed,
                                      10.500% due 1/15/06                                                              1,862,525
        2,905,000       B+         Nuevo Energy Co., Sr. Sub. Notes, 9.500% due 6/1/08                                 2,908,631
        2,555,000       B          Stone Energy Corp., Company Guaranteed,
                                      8.750% due 9/15/07                                                               2,497,513
          545,000       B+         Vintage Petroleum, Inc., Sr. Sub. Notes,
                                      9.750% due 6/30/09                                                                 564,075
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      17,025,257
--------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Transmission -- 0.3%
        2,175,000       BB-        Leviathan Gas Pipeline Partners, LP, Series B,
                                      Company Guaranteed, 10.375% due 6/1/09                                           2,259,281
--------------------------------------------------------------------------------------------------------------------------------
Paper -- 3.3%
        2,380,000       B          Doman Industries Ltd., Sr. Notes, 8.750% due 3/15/04                                2,046,800
        4,260,000 EUR   B          Kappa Beheer B.V., Company Guaranteed,
                                      10.625% due 7/15/09+                                                             4,527,988

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT++         RATING(a)                          SECURITY                                                      VALUE
================================================================================================================================

Paper -- 3.3% (continued)
        4,060,000       CCC+       Repap New Brunswick Inc., Sr. Notes,
                                      10.625% due 4/15/05                                                           $  3,755,500
                                   Riverwood International Corp., Company Guaranteed:
        4,295,000       B-           10.625% due 8/1/07                                                                4,456,062
        5,085,000       CCC+         10.875% due 4/1/08                                                                5,034,150
          231,750       NR         SD Warren Co., Debentures, 14.000% due 12/15/06                                       265,354
        3,800,000       BB+        Tembec Finance Corp., Sr. Notes, 9.875% due 9/30/05                                 3,952,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      24,037,854
--------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.4%
        2,760,000       B          King Pharmaceuticals, Inc., Company Guaranteed,
                                      10.750% due 2/15/09                                                              2,946,300
--------------------------------------------------------------------------------------------------------------------------------
Photographic Products -- 0.5%
        3,820,000       BB-        Polaroid Corp., Sr. Notes, 11.500% due 2/15/06                                      3,724,500
--------------------------------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.7%
        1,765,000       B          Merrill Corp., 12.000% due 5/1/09@                                                  1,718,669
        2,100,000 GBP   B          Polestar Corp. PLC, Series B, Sr. Notes,
                                      10.500% due 5/30/08                                                              3,288,348
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       5,007,017
--------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.9%
        4,000,000       NR         Ocwen Asset Investment Corp., Sr. Notes,
                                      11.500% due 7/1/05                                                               3,400,000
        3,100,000       Baa3*      Trizec Finance Ltd., Sr. Notes, 10.875% due 10/15/05                                3,239,500
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,639,500
--------------------------------------------------------------------------------------------------------------------------------
Recreational Products/Toys -- 0.2%
        1,700,000 EUR   B2*        Head Holding Corp., Sr. Notes, 10.750% due 7/15/06+                                 1,798,380
--------------------------------------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 0.6%
        3,605,000       BB-        Avis Rent a Car, Inc., Company Guaranteed,
                                      11.000% due 5/1/09                                                               3,812,288
          820,000       B          NationsRent, Inc., Company Guaranteed,
                                      10.375% due 12/15/08                                                               809,750
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       4,622,038
--------------------------------------------------------------------------------------------------------------------------------
Retail - Food Chains -- 0.2%
        1,390,000       B+         Stater Brothers Holdings Inc., Sr. Notes,
                                      10.750% due 8/15/06                                                              1,396,950
--------------------------------------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.5%
        3,975,000       B-         Advance Stores Co., Inc., Series B, Company Guaranteed,
                                     10.250% due 4/15/08                                                               3,458,250
--------------------------------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.8%
                                   Ocwen Capital Trust I Corp.:
        5,500,000       B2*          Company Guaranteed, 10.875% due 8/1/27                                            3,492,500
        2,600,000       B+           Notes, 11.875% due 10/1/03                                                        2,405,000
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       5,897,500
--------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT++         RATING(a)                          SECURITY                                                      VALUE
================================================================================================================================

Semiconductors -- 0.9%
        6,510,000       B          Fairchild Semiconductor Corp., Sr. Sub. Notes,
                                      10.125% due 3/15/07                                                           $  6,640,200
--------------------------------------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.7%
        1,875,000       BB-        LTV Corp., Sr. Notes, 11.750% due 11/15/09+                                         1,959,375
        3,495,000       B+         Russel Metals Inc./RMI USA LLC, Sr. Notes,
                                      10.000% due 6/1/09                                                               3,416,363
        4,075,000       B+         WCI Steel, Inc., Series B, Sr. Notes, 10.000% due 12/1/04                           4,156,500
        3,270,000       B-         WHX Corp., Sr. Notes, 10.500% due 4/15/05                                           3,204,600
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      12,736,838
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 11.7%
                                   Call-Net Enterprises, Inc.:
          880,000       B+           Sr. Discount Notes, step bond to yield
                                        12.787% due 8/15/08                                                              422,400
        1,590,000       B+           Sr. Notes, 9.375% due 5/15/09                                                     1,319,700
        1,250,000 EUR   B+         Esat Telecom Group PLC, Sr. Notes, 11.875% due 11/1/09                              1,473,463
                                   Esprit Telecom Group PLC, Sr. Notes:
        3,900,000       B-           11.500% due 12/15/07                                                              3,929,250
        4,000,000 DEM   B-           11.500% due 12/15/07                                                              2,091,489
        2,250,000       B-           10.875% due 6/15/08                                                               2,238,750
        3,400,000 EUR   B          Global Telesystems, Sr. Notes, 11.000% due 12/1/09+                                 3,459,740
                                   Hermes Europe Railtel B.V., Sr. Notes:
        6,250,000       B            11.500% due 8/15/07                                                               6,453,125
        1,170,000       B            10.375% due 1/15/09                                                               1,164,150
                                   ICG Holdings Inc.:
        3,630,000       B-           Company Guaranteed, step bond to yield
                                        12.846% due 5/1/06                                                             2,758,800
        1,775,000       B-           Sr. Discount Notes, step bond to yield
                                        12.935% due 9/15/05                                                            1,544,250
        2,300,000 EUR   CCC+       Jazztel PLC, Sr. Notes, 13.250% due 12/15/09                                        2,328,827
                                   KMC Telecom Holdings, Inc.:
        2,860,000       B-           Sr. Discount Notes, step bond to yield
                                        15.872% due 2/15/08                                                            1,551,550
        3,960,000       B-           Sr. Notes, 13.500% due 5/15/09+                                                   3,910,500
        9,905,000       B          Level 3 Communications, Inc., Sr. Discount Notes,
                                      step bond to yield 11.235% due 12/1/08                                           5,992,525
                                   Metromedia Fiber Network, Sr. Notes:
        2,650,000       B+           10.000% due 12/15/09                                                              2,729,500
        1,485,000 EUR   B+           10.000% due 12/15/09                                                              1,548,495
                                   NEXTLINK Communications, Inc.:
        7,000,000       B            Sr. Discount Notes, step bond to yield
                                        12.051% due 6/1/09                                                             4,375,000
        4,815,000       B            Sr. Discount Notes, step bond to yield
                                        12.125% due 12/1/09+                                                           2,876,962

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT++         RATING(a)                          SECURITY                                                      VALUE
================================================================================================================================

Telecommunications - Other -- 11.7% (continued)
        4,655,000       B            Sr. Notes, 12.500% due 4/15/06                                                 $  4,992,487
        4,370,000       B            Sr. Notes, 10.750% due 6/1/09                                                     4,522,950
        6,035,000       B-         Primus Telecommunications Group, Inc., Sr. Notes,
                                      11.750% due 8/1/04                                                               5,974,650
        3,260,000       B-         Tele1 Europe B.V., Sr. Notes, 13.000% due 5/15/09                                   3,357,800
          625,000       Caa*       VersaTel Telecom International NV, Sr. Notes,
                                      13.250% due 5/15/08                                                                668,750
        3,625,000       B-         Viatel, Inc., Sr. Notes, 11.250% due 4/15/08                                        3,625,000
        4,360,000       BB-        Williams Communications Group Inc., Sr. Notes,
                                      10.875% due 10/1/09                                                              4,578,000
        6,575,000       NR         World Access Inc., Series B, Sr. Notes,
                                      13.250% due 1/15/08                                                              5,950,375
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      85,838,488
--------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 10.0%
                                   Airgate PCS Inc.:
        1,115,000       NR            Sr. Sub. Notes, step bond to yield 13.548% due 10/1/09                             618,825
        3,485,000       NR            Step bond to yield 13.226% due 10/1/09                                           2,265,250
        1,125,000       B-         Centennial Cellular Corp., Sr. Sub. Notes,
                                      10.750% due 12/15/08                                                             1,212,187
                                   Clearnet Communications:
        5,250,000 CAD   B            Sr. Discount Notes, step bond to yield
                                      13.250% due 5/15/08                                                              2,282,451
        3,000,000       NR           Sr. Notes, 10.125% due 7/7/07                                                     3,015,000
        5,440,000       B          Crown Castle International Corp., Sr. Discount Notes,
                                      step bond to yield 11.165% due 5/15/11                                           3,413,600
        1,855,000       NR         Dobson/Sygnet  Corp., Sr. Notes, 12.250% due 12/15/08                               2,059,050
                                   Dolphin Telecom PLC, Sr. Discount Notes:
        5,910,000       CCC+         Step bond to yield 11.473% due 6/1/08                                             2,925,450
        4,750,000 EUR   Caa*         Step bond to yield 14.748% due 6/1/08                                             2,297,090
                                   Microcell Telecommunications Inc., Sr. Discount Notes:
        1,610,000       B3*          Step bond to yield 11.843% due 6/1/06                                             1,428,875
        4,790,000       B-           Step bond to yield 11.757% due 6/1/09                                             3,101,525
       11,140,000       B-         Millicom International Cellular S.A., Sr. Discount Notes,
                                     step bond to yield 13.943% due 6/1/06                                             9,162,650
                                   Nextel Communications, Inc., Sr. Discount Notes:
        6,000,000       B1*          Step bond to yield 10.802% due 9/15/07                                            4,515,000
        9,340,000       B1*          Step bond to yield 10.686% due 2/15/08                                            6,608,050
                                   Omnipoint Corp., Sr. Notes:
        1,760,000       CCC+         11.625% due 8/15/06                                                               1,878,800
          935,000       B2*          11.500% due 9/15/09+                                                              1,021,488
        1,985,000       NR         Spectrasite Holdings Inc., Sr. Discount Notes,
                                      step bond to yield 11.250% due 4/15/09                                           1,057,012
                                   Telesystem International Wireless Inc., Sr. Discount Notes:
       11,375,000       CCC+       Series B, step bond to yield 12.698% due 6/30/07                                    6,938,750
        7,130,000       CCC+         Series C, step bond to yield 11.941% due 11/1/07                                  3,921,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT                                              SECURITY                                                      VALUE
================================================================================================================================

Telephone - Cellular -- 10.0% (continued)
        6,275,000       B3*        Triton PCS, Inc., Company Guaranteed, step bond to yield
                                      11.296% due 5/1/08                                                            $  4,455,250
        3,015,000       CCC+       US Unwired Inc., Sr. Discount Notes, step bond to yield
                                      13.375% due 11/1/09                                                              1,793,925
                                   Voicestream Wireless Co.:
        2,515,000       B-            Sr. Discount Notes, step bond to yield
                                        11.875% due 11/15/09                                                           1,521,575
        5,425,000       B-            Sr. Notes, 10.375% due 11/15/09                                                  5,587,750
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      73,081,053
--------------------------------------------------------------------------------------------------------------------------------
Textiles -- 0.4%
        7,050,000 DEM   Ba3*       Texon International PLC, Sr. Notes, 10.000% due 2/1/08                              3,195,961
--------------------------------------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.3%
        2,125,000       B-         Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                              2,071,875
           15,000       BB-        Sea Containers Ltd., Series A, Sr. Sub. Debentures,
                                      12.500% due 12/1/04                                                                 15,525
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       2,087,400
--------------------------------------------------------------------------------------------------------------------------------
Unregulated Power Generation -- 2.6%
                                   AES Corp.:
        7,510,000       Ba1*         Sr. Notes, 9.500% due 6/1/09                                                      7,585,100
        5,370,000       Ba3*         Sr. Sub. Notes, 10.250% due 7/15/06                                               5,437,125
        5,375,000       BB         Calpine Corp., Sr. Notes, 10.500% due 5/15/06                                       5,657,188
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      18,679,413
--------------------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.3%
        1,775,000       B          Buhrmann US, Inc., Sr. Sub. Notes, 12.250% due 11/1/09+                             1,846,000
--------------------------------------------------------------------------------------------------------------------------------
                                   TOTAL CORPORATE BONDS AND NOTES
                                   (Cost -- $731,676,548)                                                            701,475,642
================================================================================================================================
      SHARES                                              SECURITY                                                      VALUE
================================================================================================================================

COMMON STOCK -- 0.1%

Telecommunications - Other -- 0.1%
           20,125                  Pagemart Nationwide Inc.+                                                             242,768
           20,658                  World Access, Inc.                                                                    397,690
--------------------------------------------------------------------------------------------------------------------------------
                                   TOTAL COMMON STOCK
                                   (Cost -- $373,324)                                                                    640,458
================================================================================================================================

PREFERRED STOCK -- 0.0%

Electronic Components -- 0.0%
            3,953                  Viasystems Inc., Payment-in-kind, Series B                                             29,652
--------------------------------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.0%
            8,000                  California Federal Preferred Capital Corp.,
                                      Series A, Exchangeable 9.125%                                                      180,500
--------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
16                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

      SHARES                                              SECURITY                                                      VALUE
================================================================================================================================

Telephone - Cellular -- 0.0%
               82                  Dobson Communications Corp., Payment-in-kind,
                                      Exchangeable 13.000%                                                             $   7,872
--------------------------------------------------------------------------------------------------------------------------------
                                   TOTAL PREFERRED STOCK
                                   (Cost -- $259,214)                                                                    218,024
================================================================================================================================

WARRANTS# -- 0.4%

Broadcasting -- 0.1%
           14,825                  UIH Australia/Pacific, Inc., Expire 5/15/06                                           444,750
--------------------------------------------------------------------------------------------------------------------------------
Cable -- 0.0%
            5,700                  Wireless One Inc., Expire 10/19/00                                                      1,425
--------------------------------------------------------------------------------------------------------------------------------
Internet Services -- 0.1%
            1,705                  Cybernet Internet Services, Expire 7/1/09                                             137,253
            6,975                  Splitrock Services, Inc., Expire 7/15/08                                              655,650
           13,950                  WAM!NET Inc., Expire 3/1/05+                                                          317,363
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1,110,266
--------------------------------------------------------------------------------------------------------------------------------
Paper -- 0.0%
            8,175                  SDW Holdings Corp., Expire 12/15/06+                                                  143,880
--------------------------------------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.2%
           43,470                  Pagemart, Inc., Expire 12/31/03                                                       119,542
            6,975                  RSL Communications, Ltd., Expire 11/15/06                                             279,000
            1,705                  Tele1 Europe B.V., Expire 5/15/09                                                     298,375
            1,675                  Tele1 Europe B.V. (EUR), Expire 5/15/09                                               295,322
              625                  VersaTel Telecom International N.V., Expire 5/15/08+                                  256,250
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1,248,489
--------------------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
            6,725                  Iridium World Communications Ltd., Expire 7/15/05+                                         67
--------------------------------------------------------------------------------------------------------------------------------
                                   TOTAL WARRANTS
                                   (Cost -- $1,273,936)                                                                2,948,877
================================================================================================================================

                       See Notes to Financial Statements


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 1999
--------------------------------------------------------------------------------

       FACE
      AMOUNT                                              SECURITY                                                      VALUE
================================================================================================================================

REPURCHASE AGREEMENT -- 3.9%
$28,269,000                        Morgan Stanley Dean Witter & Co., 2.500% due 1/3/00;
                                   Proceeds at maturity -- $28,274,889;
                                   (Fully collateralized by U.S. Treasury Bonds,
                                   6.000% to 7.250% due 8/15/22 to 2/15/26;
                                   Market value -- $28,677,047)
                                   (Cost -- $28,269,000)                                                            $ 28,269,000
================================================================================================================================
                                   TOTAL INVESTMENTS-- 100%
                                   (Cost-- $761,852,022**)                                                          $733,552,001
================================================================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
@     Security has been issued with attached warrants.
#     Non-income producing securities.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 19 for definition of ratings.

      Currency abbreviations used in this schedule:
      ---------------------------------------------
      CAD -- Canadian Dollar
      DEM -- German Mark
      EUR -- Euro
      GBP -- British Pound

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "BBB" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB,B     -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly spec- and CCC ulative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

Baa      -- Bonds rated "Baa" are considered to be medium grade obligations;
            that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba       -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa      -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

NR       -- Indicates that the bond is not rated by Standard & Poor's or
            Moody's.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $761,852,022)                                               $733,552,001
   Cash                                                                                              1,012
   Receivable for open forward foreign currency contracts (Note 8)                                 169,809
   Interest and dividends receivable                                                            15,704,043
-----------------------------------------------------------------------------------------------------------
   Total Assets                                                                                749,426,865
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable                                                                             1,832,379
   Management fees payable                                                                         736,218
   Payable for open forward foreign currency contracts (Note 8)                                     46,007
   Accrued expenses                                                                                 92,888
-----------------------------------------------------------------------------------------------------------
   Total Liabilities                                                                             2,707,492
-----------------------------------------------------------------------------------------------------------
Total Net Assets                                                                              $746,719,373
===========================================================================================================
NET ASSETS:
   Par value of capital shares                                                                $     72,230
   Capital paid in excess of par value                                                         899,306,898
   Treasury stock, at cost (Note 9)                                                             (9,148,055)
   Undistributed net investment income                                                             542,125
   Accumulated net realized loss from security transactions                                   (115,848,764)
   Net unrealized depreciation of investments and foreign currencies                           (28,205,061)
-----------------------------------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.49 per share on 72,230,352 shares of
   $0.001 par value outstanding; 500,000,000 shares authorized)                                $746,719,373
===========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 1999

INVESTMENT INCOME:
   Interest                                                                                   $ 21,200,315
   Dividends                                                                                       269,223
-----------------------------------------------------------------------------------------------------------
   Total Investment Income                                                                      21,469,538
-----------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                                                      2,181,589
   Shareholder communications                                                                       60,493
   Custody                                                                                          13,611
   Shareholder and system servicing fees                                                             9,578
   Audit and legal                                                                                   7,360
   Directors' fees                                                                                   2,773
   Other                                                                                            15,125
-----------------------------------------------------------------------------------------------------------
   Total Expenses                                                                                2,290,529
-----------------------------------------------------------------------------------------------------------
Net Investment Income                                                                           19,179,009
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)                                   (15,825,023)
     Foreign currency transactions                                                                 860,575
-----------------------------------------------------------------------------------------------------------
   Net Realized Loss                                                                           (14,964,448)
-----------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of
   Investments and Foreign Currencies:
     Beginning of period                                                                       (43,005,972)
     End of period                                                                             (28,205,061)
-----------------------------------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                                                      14,800,911
-----------------------------------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                                                    (163,537)
-----------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                                         $19,015,472
===========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 1999 (unaudited) and the Year Ended September 30, 1999

                                                                          December 31        September 30
===========================================================================================================
OPERATIONS:
  Net investment income                                                 $  19,179,009         $ 73,859,720
  Net realized loss                                                       (14,964,448)         (41,919,147)
  (Increase) decrease in net unrealized depreciation                       14,800,911          (14,161,100)
-----------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                   19,015,472           17,779,473
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                   (18,108,439)         (74,284,603)
  Capital                                                                          --             (454,788)
-----------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                                           (18,108,439)         (74,739,391)
-----------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Treasury stock acquired                                                  (9,148,055)           2,293,455
-----------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
  Fund Share Transactions                                                  (9,148,055)           2,293,455
-----------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                     (8,241,022)         (54,666,463)

NET ASSETS:
  Beginning of period                                                     754,960,395          809,626,858
-----------------------------------------------------------------------------------------------------------
  End of period*                                                         $746,719,373         $754,960,395
===========================================================================================================
* Includes undistributed (overdistributed) net investment income of:         $542,125          $(1,389,020)
===========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income regulations. Accordingly, a portion of overdistributed net investment income tax and net realized gains amounting to $454,788 and $7,233, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets,


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager of the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

3. Investments

During the three months ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $129,026,832
--------------------------------------------------------------------------------
Sales                                                               144,488,529
================================================================================

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $  13,755,150
Gross unrealized depreciation                                       (42,055,171)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $ (28,300,021)
================================================================================


--------------------------------------------------------------------------------
24                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Capital Loss Carryforward

At September 30, 1999, the Fund had, for Federal tax purposes, approximately $65,210,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                                2003                2004                2007
================================================================================
Carryforward Amounts        $16,016,600         $38,118,000         $11,075,400
================================================================================

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1999, the Fund did not have any open futures contracts.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Options Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Fund did not have any open purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the three months ended December 31, 1999, the Fund did not write any call or put options.


--------------------------------------------------------------------------------
26                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

8. Forward Foreign Currency Contracts

At December 31, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts is reflected as follows:

                                              LOCAL          MARKET        SETTLEMENT         UNREALIZED
FOREIGN CURRENCY                            CURRENCY          VALUE           DATE            GAIN (LOSS)
===========================================================================================================
To Buy:
Euro                                       2,082,063     $  2,126,833         6/15/00           $  (2,705)
-----------------------------------------------------------------------------------------------------------
To Sell:
British Pound                              3,918,000        6,318,947         6/22/00             (43,302)
Canadian Dollar                            3,307,500        2,295,600          6/8/00             169,727
Euro                                      38,496,915       39,324,700         6/15/00                  82
-----------------------------------------------------------------------------------------------------------
                                                                                                  126,507
-----------------------------------------------------------------------------------------------------------
Net Unrealized Gain on Open
  Forward Foreign Currency Contracts                                                             $123,802
===========================================================================================================

9. Capital Shares

At December 31, 1999, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

On October 19, 1999, the Fund commenced a share repurchase plan. As of December 31, 1999, repurchased shares totaled 1,049,900.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, except where noted:

                                      1999(1)      1999        1998        1997        1996        1995
==========================================================================================================

Net Asset Value,
  Beginning of Period                 $10.45      $11.24      $12.43      $11.72      $11.48      $11.20
----------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income                 0.28        1.03        1.08        1.15        1.14        1.14
  Net realized and unrealized
  gain (loss)                           0.01       (0.79)      (1.14)       0.68        0.22        0.28
----------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                       0.29        0.24       (0.06)       1.83        1.36        1.42
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.25)      (1.03)      (1.13)      (1.12)      (1.12)      (1.12)
  Capital                              --          (0.00)*     --          --          --          (0.02)
----------------------------------------------------------------------------------------------------------
Total Distributions                    (0.25)      (1.03)      (1.13)      (1.12)      (1.12)      (1.14)
----------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                       $10.49      $10.45      $11.24      $12.43      $11.72      $11.48
----------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(2)             (4.14)%++   (9.36)%     (1.65)%     18.18%      21.07%       9.90%
----------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(2)           3.31%++     2.74%      (0.58)%     16.48%      12.86%      13.99%
----------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)              $747        $755        $810        $883        $819        $802
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                              1.21%+      1.20%       1.18%       1.21%       1.21%       1.20%
  Net investment income                10.14+       9.28        8.81        9.63        9.85       10.02
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   18%         83%         98%         87%         73%         59%
----------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                       $8.500      $9.125     $11.125     $12.438     $11.500     $10.500
==========================================================================================================

(1)   For the three months ended December 31, 1999 (unaudited).
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
28                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                                              Income           Dividend
                                      NYSE              Net Asset            Dividend        Reinvestment
                                  Closing Price           Value                Paid              Price
=========================================================================================================
1998
  October 28                         $11.69              $12.30               $0.0930           $12.200
  November 24                         12.31               12.23                0.0930            12.230
  December 22                         12.44               12.26                0.0930            12.260
  December 31                         12.50               12.24                0.0375            12.240
  January 27                          12.63               12.24                0.0930            12.240
  February 24                         12.69               12.30                0.0930            12.300
  March 24                            11.88               12.29                0.0930            11.990
  April 21                            11.94               12.32                0.0890            11.880
  May 26                              11.50               12.25                0.0890            11.930
  June 23                             11.81               12.16                0.0890            11.900
  July 28                             11.56               12.21                0.0890            11.790
  August 25                           11.69               11.82                0.0890            10.810
  September 22                        10.69               11.16                0.0890            10.850
1999
  October 27                          11.06               10.73                0.0890            10.730
  November 23                         11.19               11.29                0.0890            11.150
  December 21                         10.44               11.18                0.0890            10.610
  January 26                          10.38               11.30                0.0860            10.390
  February 23                         10.50               11.16                0.0860            10.560
  March 23                            10.69               11.15                0.0860            10.570
  April 27                            10.50               11.27                0.0860            10.720
  May 25                              10.38               10.97                0.0860            10.530
  June 22                             10.44               10.80                0.0860            10.450
  July 23                             10.19               10.83                0.0840             9.860
  August 20                            9.31               10.55                0.0840             9.460
  September 17                         9.00               10.46                0.0840             9.040
  October 22                           8.63               10.36                0.0840             9.190
  November 18                          8.94               10.40                0.0840             8.570
  December 22                          8.56               10.49                0.0840             8.490
2000
  October 22                           8.63               10.36                0.0840             9.190
  November 18                          8.94               10.40                0.0840             8.570
  December 22                          8.56               10.49                0.0840             8.490
=========================================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc. as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the


--------------------------------------------------------------------------------
30                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             31

                      (This page intentionally left blank.)

--------------------------------------------------------------------------------
    HIGH INCOME
---------------------                           [GRAPHIC]
Opportunity Fund Inc.
--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PNC Bank, N.A.

SHAREHOLDER
SERVICING AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

          HIO                                  HIGH INCOME OPPORTUNITY FUND INC.
         Listed                                388 Greenwich Street
       NYSE [LOGO]                             New York, New York 10013
THE NEW YORK STOCK EXCHANGE
                                               FD0850 2/00